SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to
FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2000

UNIFRAX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-10611	34-1535916
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2351 Whirlpool Street
Niagara Falls, New York 14305-2413
(Address of principal executive offices)

(716)278-3800
Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

This amendment is made for the purpose of filing the following financial statements and pro forma financial statements that were omitted, pursuant to Instructions (a)4 and (b)2 of Item 7 of Form 8-K, from the Form 8-K of the Registrant that was filed on October 19, 2000. The financial statements and pro forma financial statements being filed include audited information for the periods ended December 31, 1999 and 1998, and unaudited information for the periods ended June 30, 2000 and June 30, 1999. In order to meet the requirements of Regulation S-X for the presentation of at least 33 months of audited financial statements, it is the intention of the Registrant to file, on or before December 17, 2000, audited financial statements for the period ended September 30, 2000 and related pro forma financial information for the nine month periods ended September 30, 2000. However, the Registrant will encounter significant difficulties in preparing and filing the September 30, 2000 information by December 17, 2000, and it is making this filing for the purpose of providing the audited information that is currently available to it together with unaudited interim information that the Registrant believes will prove to be indicative of the audited September 30, 2000 financial information that it will file when that information becomes available.

CERAMIC FIBER BUSINESS

Report of Independent Accountants

To the Board of Directors and Shareholders of
Societe Europeenne des Produits Refractaires ("SEPR")

In our opinion, the accompanying combined balance sheets and the related combined statements of income, cash flows and equity present fairly, in all material respects, the financial position of the Ceramic Fiber Business of SEPR (“the Company”) at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in France, expressed in U.S. dollars. These combined financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these combined financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

Accounting principles generally accepted in France vary in certain significant respects from accounting principles generally accepted in the United States of America. The application of the latter would have affected the determination of combined net income expressed in U.S. dollars for each of the two years in the period ended December 31, 1999 and the determination of combined equity also expressed in U.S. dollars at December 31, 1999 and 1998 to the extent summarized in Note 26 to the combined financial statements.

Paris, September 15, 2000

Befec - Price Waterhouse
Member of PricewaterhouseCoopers

/s/ Christian Marcellin
Christian Marcellin
Partner

CERAMIC FIBER BUSINESS

COMBINED BALANCE SHEETS AT DECEMBER 31,

                                                          ---------------------------------
                                                             (in thousands of US dollars)
                                                          ---------------------------------
                      ASSETS                        Note       1999              1998
                      ------                        ----

Goodwill, net                                         4            2,590               275
Push-down goodwill, net                               2           15,826            18,889
Other intangible assets, net                          5            4,679             2,695
Intangible assets (net)                                           23,095            21,859

Property, plant and equipment                                     59,754            64,586
Less : accumulated depreciation                                  (32,809)          (32,928)
Property, plant and equipment                         6           26,945            31,658

Marketable securities                                 8              920                 0
Deposits and other                                                   220               119

----------------------------------------------------      ---------------    --------------
Non-current assets                                                51,180            53,636
----------------------------------------------------      ---------------    --------------

Inventories, net                                      9            9,645            10,477
Trade accounts receivable, net                       10           20,543            21,297
Other accounts receivable                            11            3,573             4,683
Short-term loans receivable                                        1,409               602
Marketable securities                                 8              287                 0
Cash and cash equivalents                                          1,279             1,900
Deferred tax asset                                   13              562               435

----------------------------------------------------      ---------------    --------------
Current assets                                                    37,298            39,394
----------------------------------------------------      ---------------    --------------

                                                          ---------------    --------------
----------------------------------------------------      ---------------    --------------
Total assets                                                      88,478            93,030
----------------------------------------------------      ---------------    --------------

                                                          ---------------------------------
                                                              (in thousands of US dollars)
                                                          ---------------------------------
                LIABILITIES AND EQUITY                            1999              1998
                ----------------------

Retained earnings and net income for the year                     55,305            45,228
Cumulative translation adjustments                                (3,850)              817

----------------------------------------------------      ---------------    --------------
Equity                                                            51,455            46,045
----------------------------------------------------      ---------------    --------------

Minority interests                                                 1,359               565
Pensions and other post-retirement benefits          12            1,162             1,170
Deferred tax liability                               13            2,658             2,856
Other liabilities                                    14              269               626
Long-term debt                                       15            5,540             5,805

----------------------------------------------------      ---------------    --------------
Equity and non-current liabilities                                62,443            57,067
----------------------------------------------------      ---------------    --------------

Trade accounts payable                                             8,759            10,646
Other payables and accrued expenses                  16            7,950             8,254
Current portion of long-term debt                    15              167               274
Short-term debt and bank overdrafts                  15            9,159            16,789

----------------------------------------------------      ---------------    --------------
Current liabilities                                               26,035            35,963
----------------------------------------------------      ---------------    --------------
----------------------------------------------------      ---------------    --------------

----------------------------------------------------      ---------------    --------------
Total liabilities and shareholders' equity                        88,478            93,030
----------------------------------------------------      ---------------    --------------

CERAMIC FIBER BUSINESS

COMBINED STATEMENTS OF INCOME FOR THE YEAR ENDED DECEMBER 31,

                                                                                            ------------------------------
                                                                                             (in thousands of US dollars)
                                                                                            ------------------------------
                                                                                      Note       1999            1998
                                                                                      ----

--------------------------------------------------------------------------------------      ---------------  -------------
Net sales                                                                                           76,677         84,339
--------------------------------------------------------------------------------------      ---------------  -------------

--------------------------------------------------------------------------------------      ---------------  -------------
Cost of sales                                                                                      (54,326)       (60,701)
--------------------------------------------------------------------------------------      ---------------  -------------

--------------------------------------------------------------------------------------      ---------------  -------------
Gross margin                                                                                        22,351         23,638
--------------------------------------------------------------------------------------      ---------------  -------------

Selling, general and administrative expenses including research and royalties                      (14,036)       (15,875)
Other operating costs                                                                  18           (1,357)        (1,585)

--------------------------------------------------------------------------------------      ---------------  -------------
Operating income                                                                                     6,958          6,178
--------------------------------------------------------------------------------------      ---------------  -------------

Interest and other financial charges, net                                              19             (791)          (947)
Non-operating costs                                                                    20             (806)          (433)

--------------------------------------------------------------------------------------      ---------------  -------------
Income before profit on sale of non-current assets and taxes                                         5,361          4,798
--------------------------------------------------------------------------------------      ---------------  -------------

Profit (loss) on sale of non-current assets, net                                       21              (31)            55

--------------------------------------------------------------------------------------      ---------------  -------------
Net income before tax and amortization of push-down goodwill                                         5,330          4,853
--------------------------------------------------------------------------------------      ---------------  -------------

Provision for income taxes                                                                          (2,170)        (1,632)
Amortization of goodwill except push-down goodwill                                                    (148)           (39)
Minority interests                                                                                    (306)           (99)

--------------------------------------------------------------------------------------      ---------------  -------------
Net income before amortization of push-down goodwill                                                 2,706          3,083
--------------------------------------------------------------------------------------      ---------------  -------------

Amortization of push-down goodwill                                                      2             (467)          (486)

--------------------------------------------------------------------------------------      ---------------  -------------
Net income                                                                                           2,239          2,597
--------------------------------------------------------------------------------------      ---------------  -------------

CERAMIC FIBER BUSINESS

COMBINED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31,

                                                                                             -------------------------------
                                                                                               (in thousands of US dollars)
                                                                                             -------------------------------                                                                                                   1999              1998

------------------------------------------------------------------------------------------   -------------     -------------
Net income                                                                                          2,239             2,597
------------------------------------------------------------------------------------------   -------------     -------------
Adjustments to reconcile net income to net cash provided by operating activities:
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
     Minority interests                                                                               306                99
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
     Depreciation and amortization                                                                  5,207             4,711
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
     Deferred income taxes                                                                           (170)             (157)
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
     Gains (loss) on sale of non-current assets                                                        31               (55)
------------------------------------------------------------------------------------------   -------------     -------------

Changes in operating assets and liabilities:
     Change in inventories                                                                            226            (1,516)
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
     Change in trade accounts receivable and other accounts receivable                              1,039            (1,612)
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
     Change in trade accounts payable, other payables and accrued expenses                           (669)           (4,543)
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------------------------
     Change in income taxes payable                                                                   184              (610)
------------------------------------------------------------------------------------------   -------------------------------
------------------------------------------------------------------------------------------
     Change in other operating assets and liabilities                                                 (53)              376
------------------------------------------------------------------------------------------   -------------     -------------

------------------------------------------------------------------------------------------   -------------     -------------
Net cash provided by operating activities                                                           8,340              (710)
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------

Purchases of property, plant and equipment and intangible assets                                   (3,098)           (6,310)
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
Acquisitions of businesses, net of cash acquired                                                   (4,997)             (378)
------------------------------------------------------------------------------------------   -------------     -------------
                                                                                             -------------     -------------
Proceeds on disposals of property, plant and equipment and intangible assets                           13                71
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
Increase (decrease) in marketable securities                                                       (1,207)                0
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
Other, net                                                                                           (429)              324
------------------------------------------------------------------------------------------   -------------     -------------

------------------------------------------------------------------------------------------   -------------     -------------
Net cash used in investing activities                                                              (9,718)           (6,293)
------------------------------------------------------------------------------------------   -------------     -------------

Funding by SEPR                                                                                     7,837               305
------------------------------------------------------------------------------------------   -------------     -------------
Minority interests' portion in common stock increases of subsidiaries                                (177)               73
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
Dividends paid to minority shareholders of consolidated subsidiaries                                  (45)               (4)
------------------------------------------------------------------------------------------   -------------     -------------
-----------------------------------------------------------------------------------------   -------------     -------------
Dividends paid by Carborundum Company Limited                                                           0            (2,028)
-----------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
Short term loan receivable                                                                           (807)             (602)
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
Proceeds on (repayments of) short-term debt and bank overdrafts, net                               (7,630)           16,789
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
Proceeds on issuance of long-term debt                                                                286                 0
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
Repayments of issuance of long-term debt                                                             (166)           (8,075)
------------------------------------------------------------------------------------------   -------------     -------------

------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
Net cash provided by (used in) financing activities                                                  (702)            6,458
------------------------------------------------------------------------------------------   -------------     -------------

------------------------------------------------------------------------------------------   -------------     -------------
Net effect of exchange rate changes on cash and cash equivalents                                    1,459              (691)
------------------------------------------------------------------------------------------   -------------     -------------

------------------------------------------------------------------------------------------   -------------     -------------
Increase (decrease) in cash and cash equivalents                                                     (621)           (1,236)
------------------------------------------------------------------------------------------   -------------     -------------

------------------------------------------------------------------------------------------   -------------     -------------
Cash and cash equivalents, beginning of year                                                        1,900             3,136
------------------------------------------------------------------------------------------   -------------     -------------
------------------------------------------------------------------------------------------   -------------     -------------
Cash and cash equivalents, end of year                                                              1,279             1,900
------------------------------------------------------------------------------------------   -------------     -------------

Cash paid during the year for:
  - Interest (net of capitalized interest)                                                       849               328
  - Income taxes                                                                               1,692             1,046
----------------------------------------------------------------------------------------------------------------------------

Non-cash investing activities:
  - Property, plant and equipment acquired through the issuance of accounts payable              611               873
----------------------------------------------------------------------------------------------------------------------------

CERAMIC FIBER BUSINESS

COMBINED STATEMENTS OF CHANGES IN EQUITY

                                               ------------------------------------------------------------------
                                                               (in thousands of US dollars)
                                               ------------------------------------------------------------------
                                                 Retained earnings       Treasury Stock     Shareholders' equity
                                               ------------------------------------------------------------------
                                               Parent investment and       Translation
                                               Retained earnings            Adjustments               Equity
                                               ------------------------------------------------------------------

---------------------------------------------  -------------------------------------------------------------
Balance at December 31, 1997                         44,354                     0                     44,354
---------------------------------------------  -------------------------------------------------------------

---------------------------------------------  -------------------------------------------------------------
Funding by SEPR                                         305                                              305
---------------------------------------------  -------------------------------------------------------------
---------------------------------------------  -------------------------------------------------------------
Net income for 1998                                   2,597                                            2,597
---------------------------------------------  -------------------------------------------------------------
Dividends paid                                       (2,028)                                          (2,028)
---------------------------------------------  -------------------------------------------------------------
---------------------------------------------  -------------------------------------------------------------
Translation adjustments                                                       817                        817
---------------------------------------------  -------------------------------------------------------------

---------------------------------------------  -------------------------------------------------------------
Balance at December 31, 1998                         45,228                   817                     46,045
---------------------------------------------  -------------------------------------------------------------

---------------------------------------------  -------------------------------------------------------------
Funding by SEPR                                       7,838                                            7,838
---------------------------------------------  -------------------------------------------------------------
---------------------------------------------  -------------------------------------------------------------
Net income for 1999                                   2,239                                            2,239
---------------------------------------------  -------------------------------------------------------------
---------------------------------------------  -------------------------------------------------------------
Translation adjustments                                                    (4,667)                    (4,667)
---------------------------------------------  -------------------------------------------------------------

---------------------------------------------  -------------------------------------------------------------
Balance at December 31, 1999                         55,305                (3,850)                    51,455
---------------------------------------------  -------------------------------------------------------------

The accompanying notes are an integral part of the consolidated financial statements. For the years ended December 31, 1998 and 1997, amounts in euro are translated from French francs using the official rate as of January 1, 1999 (see note 1)

CERAMIC FIBER BUSINESS
NOTES TO THE COMBINED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS

The combined financial statements consist of a combination of the results of operations, equity and cash flows of the activity relating to the fiber division included in the following businesses, collectively called the “Ceramic Fiber Business” for each of two years in the period ended December 31, 1999:

  Carborundum France
  The Carborundum Company Limited (United Kingdom)
  Carborundum Deutschland GmbH (Germany)
  Carborundum Australia Pty. Ltd.(Australia)
  Carborundum Do Brazil Ltda. (Brazil)
  CIT de Venezuela, CA
  Carborundum Belgium
  Carborundum Italia (Italy)
  Orient Cerlane Ltd. (India)
  Batistaff SA (France)

These businesses were part of the Industrial Ceramics division of Saint-Gobain, managed by Société Européenne de Produits Réfractaires (“SEPR”). The above businesses consisted of two Sub-divisions: refractories and fibers. SEPR is a wholly-owned subsidiary of Compagnie de Saint-Gobain (“Saint-Gobain”), a société anonyme based in Paris, France.

The Ceramic Fiber Business is engaged in the manufacture, cutting, processing and/or sale of insulating fibers (other than asbestos) operating in a temperature regime of 1000°C or higher. The Ceramic Fiber Business consists of manufacturing facilities, research and development facilities and sales offices. The Ceramic Fiber Business will be sold to Unifrax in accordance with the Stock and Asset Purchase Agreement by and among SEPR, The Carborundum Company Limited, Carborundum do Brasil Ltda, Carborundum Deutschland GmbH, Carborundum Australia Pty Ltd and Unifrax Corporation, Unifrax Holding Co, Unifrax Australia, NAF Brazil Ltda and Unifrax GmbH. As of September 15, 2000, the Ceramic Fiber Business has not yet been sold to Unifrax.

During 1998 and 1999, the Ceramic Fiber Business made three acquisitions. The Ceramic Fiber Business acquired CIT de Venezuela C.A., Batistaff SA and Orient Cerlane Ltd on August 16, 1998, March 1, 1999 and April 1, 1999, respectively. The results of operations of each of these entities have been included in the combined financial statements from the respective date of acquisition. See Note 3, “Changes in the Composition of the Combined Group.”

NOTE 2 - BASIS OF PRESENTATION AND DESCRIPTION OF SIGNIFICANT ACCOUNTING PRINCIPLES AND POLICIES

Basis of presentation

The combined financial statements have been prepared in accordance with French generally accepted accounting principles (“French GAAP”) under French law and include the accounts and operations of the Ceramic Fiber Business. Intercompany accounts and transactions within the Ceramic Fiber Business have been eliminated.

Transactions with Saint-Gobain entities and affiliates that are not a part of the Ceramic Fiber Business have not been eliminated. Receivables and payables between the Ceramic Fiber Business and these entities that result from these transactions are reflected as assets or liabilities based on the Ceramic Fiber Business’ net balance position with individual companies for trade transactions, interest and advances to and from Saint-Gobain and its affiliates. The nature and extent of these transactions is described in additional detail in Note 22, “Related Party Transactions”.

The financial statements reflect the assets, liabilities, revenues and expenses that were directly related to the Ceramic Fiber Business as they were operated within SEPR. In cases involving assets and liabilities not specifically identifiable to the Ceramic Fiber Business or any other business line, a portion of such items were allocated to the Ceramic Fiber Business based on assumptions that management considers reasonable in the circumstances. The Ceramic Fiber Business also engaged in various transactions with Saint-Gobain and its affiliates that are characteristic of a group of companies under common control. The Ceramic Fiber Business has no separate capital structure of its own and utilized Saint-Gobain’s centralized treasury system, through which substantially all of the Ceramic Fiber Business’ financing, debt and equity, was provided. The financial statements include allocations of actual costs and general corporate expenses and overhead incurred by Saint-Gobain or its affiliates on behalf of the Ceramic Fiber Business. Additionally, Saint-Gobain and its affiliates charge the Ceramic Fiber Business interest on intercompany loans and advances based on current market rates prevailing at the time of the transaction. These allocations have been determined on bases that SEPR and the Ceramic Fiber Business considered to be a reasonable reflection of the utilization of services provided to or the benefit received by the Ceramic Fiber Business. However, these allocations do not necessarily represent the level of expenses the Ceramic Fiber Business would have incurred had it operated on a stand-alone basis during the years presented.

The principal assumptions used in allocating general corporate expenses to the Ceramic Fiber Business were as follows:

  Income taxes were computed and are reflected in the financial statements as if the Ceramic Fiber Business was a stand-alone entity and taxpayer for the years presented;
  Rental expense was allocated based on square footage occupied.

The financial information included herein may not reflect the combined financial position, operating results, changes in equity and cash flows of the Ceramic Fiber Business in the future or what they would have been had the Ceramic Fiber Business been a separate, stand-alone entity during the years presented. In addition, the preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of revenues, expenses, assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

The following general accounting conventions and basic assumptions have been applied in conformity with rules governing the preparation and presentation of annual financial statements:

  Continuity of operations;
  Consistent application of accounting principles between years; and
  Distinct accounting periods.

The accounting policies of the Ceramic Fiber Business are described below.

Combined statements of cash flows

The combined statements of cash flows have been prepared in accordance with French accounting principles as well as with Statement of Financial Accounting Standard No. 95 “Statement of Cash Flows.”

Translation of foreign company financial statements

Income and expense items are translated using average exchange rates during each year. Balance sheet items are translated using year-end exchange rates. Equity is translated using historical exchange rates. The starting period for the calculation of the currency translation adjustments is January 1, 1998.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of net assets of acquired companies at their respective date of acquisition. Goodwill is amortized on a straight-line basis over its expected useful life for a period not exceeding 40 years.

Push-down basis of accounting (including "push-down goodwill")

Under French GAAP, upon the initial acquisition of certain companies made by the parent, the fair value of net assets acquired have been recorded at the subsidiary level. French GAAP does not require the push-down of goodwill to be recognized at the subsidiary level.

For purposes of filing with the U.S. Securities and Exchange Commission, the combined financial statements reflect the effects of push-down accounting for purchase trans actions of certain majority and wholly-owned subsidiaries. Push-down goodwill is amortized on a straight line basis over its expected useful life for a period of 40 years.

Other intangible assets

Other intangible assets represented trademarks, patents, computer software, technical licenses and non-compete agreements. Trademarks are amortized on a straight-line basis over a period of 20 years. Technical licenses, patents and purchased computer software are amortized over their estimated useful lives (technical licenses are amortized over a period of five years). Patents are amortized over a period of 20 years. Purchased software is amortized over a period from three to five years. Non-compete agreements arising from acquiring businesses are amortized over the life of the agreements (10 years).

Property, plant and equipment

Property, plant and equipment are stated at cost. Depreciation of fixed assets is based on the following estimated useful lives using the straight-line method.

Major factories and offices Other buildings Production machinery and equipment Vehicles Furniture, fixtures, office and computer equipment	40 years 15 - 25 years 5 - 16 years 4 years 4 - 16 years

Investment grants relating to acquisitions of fixed assets are deferred and credited to income over the estimated useful lives of the relevant assets.

Upon retirement or sale, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the determination of net income.

Long-lived assets

The Ceramic Fiber Business periodically evaluates the carrying value of long-lived assets, including goodwill, other intangible assets, and property, plant and equipment. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such an asset is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair value of the long-lived asset. Fair value is determined primarily using anticipated cash flows discounted at a rate commensurate with the risk involved.

Inventories

Inventories are valued at the lower of cost or net realizable value. Cost is principally determined using the weighted-average cost method or, in some cases, the first-in-first-out (FIFO) method.

Transactions in foreign currencies

Revenue and expense transactions in foreign currencies are recorded at the local currency equivalent at the date of the transaction. Receivables, payables and bank balances in foreign currencies are translated at the closing rate and the related exchange differences are recorded in the income statement.

Financial instruments

In the United Kingdom, foreign exchange risk is hedged using forward purchases and sales contracts.

Cash and cash equivalents

Cash and cash equivalents consists of cash on hand, balances with banks and highly liquid instruments with maturity at the time of acquisition of three months or less.

Revenue recognition

Revenue from sales of products is recognized, net of sales discounts, when the risk of loss has been transferred to the buyer, which is generally upon shipment.

Research and development expenses

Research and development costs are expensed as incurred and recorded in selling and general and administrative expenses.

Interest charges

All interest charges are expensed as incurred except for charges incurred during the construction of significant fixed assets, which are capitalized.

Income taxes

Deferred tax assets and liabilities are based on temporary differences between the bases of assets and liabilities recorded in the financial statements and those used for tax purposes. Enacted tax rates applicable to future periods are used to calculate year-end deferred income tax amounts.

A valuation allowance is recorded against deferred tax assets resulting from net operating losses and deductible temporary differences when it is more likely than not that the deferred tax asset will not be realized.

No provision is made in respect to earnings of subsidiaries that are not intended to be distributed.

Advertising costs

Advertising costs are expensed as incurred.

NOTE 3 - CHANGES IN THE COMPOSITION OF THE COMBINED GROUP

In 1998, CIT de Venezuela was acquired and has been combined since August 1998. In 1999, Batistaff SA and Orient Cerlane Ltd were acquired and combined for the first time according to the full consolidation method from March 1, 1999 and April 1, 1999, respectively.

In order to facilitate comparisons, a proforma combined income statement has been prepared for 1998 and 1999, as if the Orient Cerlane acquisition had taken place on January 1, 1998 (the proforma effect of other acquisitions has not been reflected due to immateriality).

PROFORMA COMBINED STATEMENTS OF INCOME

In thousands of US dollars	Combined 1999	Orient Cerlane Proforma unaudited 3 months	Combined proforma 1999

Revenue	76,677	1,461	78,138
Net income before amortization of push-down goodwill	2,706	182	2,888
In thousands of US dollars	Combined 1998	Orient Cerlane Proforma unaudited 12 months	Combined proforma 1998

Revenue	84,339	3,986	88,325
Net income before amortization of push-down goodwill	3,083	508	3,591

NOTE 4 - GOODWILL

In thousands of US dollars	1999	1998

Net Book value at January 1	275	29
Acquisitions	2,462	284
Exchange rate fluctuations and changes in the composition of the Company	6	1
Amortization for the year	(153)	(39)
Net book value at December 31	2,590	275

In 1999, the increase in goodwill relates to the acquisition of Batistaff and Orient Cerlane. In 1998, the increase in goodwill relates to the acquisition of CIT de Venezuela, C.A.

NOTE 5 - OTHER INTANGIBLE ASSETS

In thousands of US dollars	1999	1998

Patents	53	60
Trademarks	15	14
Computer software	3,779	2,161
Non compete agreement	942	0
Consultancy agreement	474	0
Technical license	1,378	1,659

Other intangible assets-gross	6,641	3,894

Accumulated amortization	(1,962)	1,199
Patents	(40)	(40)
Trademarks	(2)	(1)
Computer software	(1,078)	(824)
Non compete agreement	(94)	0
Consultancy agreement	(158)	0
Technical license	(590)	(334)

Other intangible assets-net	4,679	2,695

A portion of the computer software (2,984,000 US dollars in gross value in 1999) is related to the implementation cost of SAP in France, United Kingdom, Brazil and Germany. SAP software is amortized over a period of five years and amounted to 355,000 US dollars in 1999.

Capitalized software costs in 1998 (549,000 US dollars) relate to the implementation of a new computer software (SAP) in the United Kingdom. The implementation was completed and the amortization commenced in 1999.

The change in other intangible assets is summarized below:

In thousands of US dollars	1999	1998

At January 1	2,695	233
Additions	3,385	2,966
Disposals	(294)	(13)
Exchange rate fluctations	(147)	4
Amortization for the year	(960)	(495)

At December 31	4,679	2,695

NOTE 6 - PROPERTY, PLANT AND EQUIPMENT

In thousands of US dollars	December 31, 1998	Additions	Disposals	Transfers	Translation Adjustments	Depreciation expense	December 31, 1999

Gross Value
Land	1458	14	0	0	(98)	0	1374
Buildings	15387	213	0	9	(1990)	0	13619
Machinery and equipment	46134	2219	(1145)	1517	(5081)	0	43644
Construction in progress	1607	1117	0	(1526)	(81)	0	1117
	64586	3563	(1145)	0	(7250)	0	59754
Depreciation
Land and buildings	(6345)	(80)	0	0	968	(430)	(5887)
Machinery and equipment	(26583)	(1171)	1089	0	2940	(3197)	(26922)

Total accumulated depreciation	(32928)	(1251)	1089	0	3908	(3627)	(32809)

Net book value	31658	2312	(56)	0	(3342)	(3627)	26945

In thousands of US dollars	December 31, 1997	Additions	Disposals	Transfers	Translation Adjustment	Depreciation expense	December 31, 1998

Gross Value
Land	1407	38	0	0	13	0	1458
Buildings	13794	1220	0	84	289	0	15387
Machinery and equipment	38608	1416	(1186)	6192	1104	0	46134
Construction in progress	6018	1834	0	(6276)	31	0	1607
	59827	4508	(1186)	0	1437	0	64586
Depreciation
Buildings	(5741)	0	0	0	(129)	(475)	(6345)
Machinery and equipment	(23347)	0	844	0	(864)	(3216)	(26,583)

Total accumulated depreciation	(29088)	0	844	0	(993)	(3691)	(32928)

Net book value	30739	4508	(342)	0	444	(3691)	31658

The depreciation and amortization charge is as follows:

In thousands of US dollars	1999	1998

Other intangible asstes (note 5)	960	495
Goodwill (note 4)	153	39
Fixed assets*	3627	3691

Total depreciation and amortization	4740	4225

Amortization of push-down goodwill	467	486

Total	5207	4711

*Included in cost of sales	3153	3312

NOTE 7 - LEASES

The Ceramic Fiber Business lease equipment and office, manufacturing and warehouse space under various non-cancelable operating leases. Lease terms generally range from 1 to 7 years. Certain contracts contain renewal options for various periods of time and contain clauses for payment of real estate taxes and insurance. In most cases, management expects that in the normal course of business, leases will be renewed or replaced by other leases. Rental expense was 815,000 US dollars in 1999 and 724,000 US dollars in 1998.

Future minimum commitments for operating leases having remaining non-cancelable lease terms are as follows:

In thousands of US dollars Operating leases	Land leases	Other leases
2000	18	408
2001	18	338
2002	18	246
2003	18	108
2004	18	0
Later Years	216	0
Total	306	1098

NOTE 8 - MARKETABLE SECURITIES

Marketable securities mainly represent open-ended investment funds and unit trusts. They are carried at the lower of cost or market value. The Ceramic Fiber Business has classified all marketable securities that do not qualify as cash equivalents as available-for-sale. The following is a summary of the available-for-sale marketable securities:

In thousands of US dollars December 31, 1999	Net book value	Unrealized gains	Unrealized losses	Fair value

Total current available for sale securities	287	2	0	289

Total non-current available for sale securities	920	9	0	929

Available for-sale securities	1207	11	0	1218

NOTE 9 - INVENTORIES

In thousands of US dollars	1999	1998

Raw materials and supplies	3142	3148
Work-in-progress	123	279
Inventories in transit	251	0
Finished goods	6586	7369

Total inventories - gross	10102	10796

Valuation allowances:	(457)	(319)
Raw materials and supplies	(114)	(90)
Work-in-progress	(6)	(1)
Finished goods	(337)	(228)

Net inventories at December 31	9645	10477

NOTE 10 - TRADE ACCOUNTS RECEIVABLE

In thousands of US dollars	1999	1998

Trade accounts receivable	21347	22136
Less allowance for doubtful accounts	(804)	(839)

Net trade accounts receivable at December 31	20543	21297

NOTE 11 - OTHER ACCOUNTS RECEIVABLE

In thousands of US dollars	1999	1998

Taxes and contributions	1032	1886
Prepaid expenses	356	269
Advance payment to suppliers	914	26
Due from related parties	661	1517
Other accounts receivable	610	985

TOTAL	3573	4683

NOTE 12 - PENSIONS AND POSTRETIREMENT BENEFITS

Pensions and post-retirement benefits

The Saint-Gobain pension obligations and funds include employees from both the fiber and refractory sub-divisions of the Industrial Ceramics division. All calculations made by the actuaries in determining the annual charge and the level of funding are based on the entire plan population for the fiber and ceramic sub-divisions of the Industrial Ceramics division. The financial statements reflect pension expense for the Ceramic Fiber Business as a participant in a multi-employer plan. The allocation of expense is based on the following :

  The pension cost for direct employees is readily identifiable and has been allocated specifically to the Ceramic Fiber Business.
  In respect of shared employees, the pension cost has been allocated to the Ceramic Fiber Business and to the Refractory Business based on percentages of employees salaries.
  The refractory sub-division has retained obligations for retired employees.

The difference between the pension charge calculated using the assumptions above and that which would arise from an independent actuarial valuation of the plan assets and liabilities that relate to the Ceramic Fiber Business only has not been quantified.

The pension charge is as follows:

In thousands of US dollars	Total 1999	Total 1998

UK	450	434
France	52	51
Germany	(31)	68
Brazil	15	0
Italy	19	20
Total	505	573

Post-retirement and post-employment benefits

The obligations for post-retirement and post-employment benefits are determined by actuarial valuations and amounts provided cover the liabilities concerning pensioners and the past service of employees for the fiber and refractory subdivisions of the Industrial Ceramic division.

The allocated charge for the Ceramic Fiber Business for post-retirement and post-employment benefits is as follows:

In thousands of US dollars	Total 1999	Total 1998

France	28	39
India	41	0
Total	69	39

Pension costs and other related benefits are included in the combined statements of income as follows:

In thousands of US dollars	Total 1999	Total 1998

Cost of sales	348	418

Other operating costs	226	194
Total	574	612

NOTE 13 - PROVISION FOR INCOME TAXES

The principal components of the net deferred tax liability are as follows:

In thousands of US dollars	1999	1998

Deferred tax assets (current):
Accrued vacation expense	302	196
Bad debt provision	44	96
Others accounts payable provisions	178	158
Tax losses carried forward	0	46
Other	146	68
Total deferred tax assets (current)	670	564

Less: Valuation allowance	0	0

Deferred tax liabilities (current):
Other	(108)	(129)
Total deferred tax liabilities (current)	(108)	(129)

Total deferred tax assets (current)	562	435

Deferred tax assets (non-current):
Pensions	304	333
Provision for employees profit sharing	27	54
Other	54	110
Total deferred tax assets (non-current)	385	497

Less: Valuation allowance	0	0

Deferred tax liabilities (non-current):
Accelerated depreciation	(2103)	(2239)
Fair values of building	(910)	(1114)
Other non-current deferred tax liabilities	(30)	0
Total deferred tax liabilities (non-current)	(3043)	(3353)

Total deferred tax liabilities (non-current)	(2658)	(2856)

Net deferred tax liability recorded in the balance sheet amounts to 2,096,000 US dollars for the year ended December 31, 1999 and 2,421,000 US dollars for the year ended December 31, 1998 and is analyzed as follows:

In thousands of US dollars	1999	1998
At January 1	(2421)	(2679)
Benefit for the year	170	157
Translation adjustment and other	155	101

At December 31,	(2096)	(2421)

Income tax for operations in France and in the United Kingdom are payable to Saint-Gobain Group. Income tax of the German operations for the year 1999 is payable to the Saint-Gobain Group. For operations in other countries and for the year 1998 for German operations income tax is payable to local tax authorities.

The provision for income taxes have been prepared on a combined basis as if the Ceramic Fiber Business had separate tax returns.

The Carborundum France losses to carry forward as at December 31, 1999 have not given rise to a deferred tax asset as they have been used by the Saint-Gobain Group and will not be reimbursed to Carborundum France.

The principal components of the net deferred tax liability are as follows:

	1999		1998
In thousands of US dollars	Asset	Liability	Asset	Liability

United Kingdom	14	(2089)	165	(2164)
France	601	(21)	580	(48)
Germany	61	(991)	63	(1195)
Brazil	235	(50)	253	(75)
India	144	0	0	0

Total	1055	(3151)	1061	(3482)

NOTE 14 - OTHER LIABILITIES

In thousands of US dollars	1999	1998

Provisions for claims	229	457
Other	40	169

Total other liabilities	269	626

The provision for claims includes an amount of 61,000 US dollars in 1999 and 355,000 US dollars in 1998 relating to a litigation with a customer of Carborundum France. The amount of the provision has been reduced in 1999 following a new expert's valuation of damage.

NOTE 15 -LONG-TERM AND SHORT-TERM DEBT

Long-term debt

Long-term and short-term debt consisted of the following:

In thousands of US dollars	1999	1998
Long-term debt consists of the following:
SEPR - a Saint-Gobain Group company	5025	5337
Agence de Bassin Loire Bretagne	388	506
Other long-term debt	294	236

Less: Current portion of long-term debt included in current liabilities	(167)	(274)
Total	5540	5805

Short-term debt consists of the following:
Funding by Saint-Gobain Group	942	3862
Overdraft	5794	3295
Financial institutions - Lines of credit	2423	9632

Short-term debt and bank overdrafts	9159	16789

Current Portion of long-term debt	167	274

Total	9326	17063

The Ceramic Fiber Business’ short-term borrowing arrangements (overdraft and short-term debt with financial institutions) require no compensating balances or commitment fees and bear interests at variable rates.

For funding received during the year from Saint-Gobain and SEPR, Saint-Gobain and SEPR charge the Ceramic Fiber Business interest based on current market conditions. Interest rates charged in 1998 and 1999 are approximately 6% to 7%.

Maturities of long-term debt are as follows:

In thousands of US dollars	1999	1998

1999	0	274
2000	167	72
2001	2603	2741
2002	83	64
2003	83	2732
2004	2582	49
2005	70	49
2006	42	0
Thereafter	77	98
Current portion of long-term debt	(167)	(274)

At December 31	5540	5805

The long-term debt by currency is as follows:

In thousands of US dollars	1999	1998

French Francs	340	5805
Euro	5025	0
Indian Rupees	175	0

At December 31	5540	5805

The analysis of interest rates relating to the long-term debt is as follows:

In thousands of US dollars	1999	1998

Average interest rates
0% to 4%	(147)	(62)
5% to 6%	(324)	(887)
7% to 9%	(542)	(252)
Total interest expense	(1013)	(1201)

For India, long and short-term debt pertains to sales tax deferment scheme availed by the company, which is interest free.

NOTE 16 -OTHER PAYABLES AND ACCRUED EXPENSES

In thousands of US dollars	1999	1998

Other payables
Salaries and other	2872	3113
Income taxes	1476	528
VAT and other taxes	1315	1187
Payables related to fixed assets	611	873
Payable to the Spanish branch of the UK refractory business	10	533
Accrued expenses
Accrued vacation	555	729
Advance received from customers	21	165
Other	1090	1126

Total other payables and accrued expenses	7950	8254
In thousands of US dollars	1999	1998

Australia	25	99
United Kingdom	474	356
France	406	0
Brazil	81	39
India	455	0
Belgium	7	4
Italy	28	30

Total income taxes	1476	528

Income taxes are paid to local tax authorities or to Saint-Gobain companies as disclosed on note 13.

NOTE 17 - RESEARCH AND DEVELOPMENT AND ADVERTISING COSTS

Selling, general and administrative expenses include research and development costs of 860,000 US dollars and 654,000 US dollars, for the years ended December 31, 1999 and 1998, respectively. Selling, general and administrative expenses include advertising costs of 321,000 US dollars and 376,000 US dollars, for the years ended December 31, 1999 and 1998, respectively.

NOTE 18 - OTHER OPERATING COSTS

In thousands of US dollars	1999	1998

Amortization of intangible assets	(960)	(495)
Pension costs and other related benefits	(226)	(194)
Provision (reversal) on claims	260	(339)
Other	(431)	(557)

Total other operating costs	(1357)	(1585)

NOTE 19 - INTEREST AND OTHER FINANCIAL CHARGES (NET)

In thousands of US dollars	1999	1998

Interest expense	(1013)	(1201)
Other financial charges	(78)	(25)
Interest and other financial income	345	83
Net profits (losses) on foreign exchange	(45)	196

Total interest and other financial charges (net)	(791)	(947)

NOTE 20 - NON-OPERATING COSTS

Non-operating costs include the costs arising on the disposal of loss-making activities and personnel. These costs are summarized below:

In thousands of US dollars	1999	1998

Redundancy payments	(749)	(218)
Provision for claims	(86)	0
Exceptional freight expense	0	(185)
Other	29	(30)

Total non-operating costs	(806)	(433)

In 1999, the redundancy payments mainly relate to France and the United Kingdom. In 1998, these costs mainly relate to redundancies in Brazil. The Ceramic Fiber Business recognizes these charges in the period incurred.

NOTE 21 - SALE OF NON-CURRENT ASSETS

In thousands of US dollars	1999	1998

Sale of non-current assets	(31)	55

In 1998 and 1999, the net gain or loss on the sale of non-current assets mainly relates to the sale of machinery and equipment.

NOTE 22 - RELATED PARTY TRANSACTIONS

Significant transactions and balances between the Ceramic Fiber Business entities and other related parties (such as other Saint-Gobain Group companies, SEPR) as of and for the years ended December 31, 1999 and 1998 included the following:

In thousands of US dollars	1999	1998

Net sales	961	1300

Trade accounts receivable	43	13

Other accounts receivable	661	1517

Purchases	176	142

Trade accounts payable	9	49

Other accounts payable	751	888

Short-term debt	942	3862

Long-term debt	5025	5337

Funding by SEPR included in the combined statements of changes in equity represents one-time cash contributions. These cash contributions were made to increase capital for certain businesses incurring losses. The main cash contribution was made in June 1999 for Carborundum France.

NOTE 23 - CONTINGENT LIABILITIES, COMMITMENTS AND PLEDGES

In thousands of US dollars	1999	1998

Other commitments given	489	347
Foreign currency operations	2050	4088

At December 31	2539	4435

Foreign currency operations are off balance sheet forward purchase and sales contracts to hedge exchange risk on debtors accounts in the United Kingdom.

NOTE 24 - SEGMENT AND GEOGRAPHIC INFORMATION

The Ceramic Fiber Business’ operations comprise one operating segment, ceramic fibers.

Selected information related to the Group’s operations by geographical area is as follows:

In thousands of US dollars	France	Other European countries	Rest of world	Total
Year ended December 31, 1999
Net sales	11246	47969	17462	76677
Other long-lived assets	10167	20270	3777	34214
Year ended December 31, 1998
Net sales	12400	52997	18942	84339
Other long-lived assets	11232	18724	4672	34628

NOTE 25 - CONSOLIDATED COMPANIES

	1999 Percentage held direct and indirect	1998 Percentage held direct and indirect
Carborundum France SA Les Miroirs 18, avenue d'Alsace 92400 Courbevoie	100.00%	100.00%
Batistaff SA Route de Lyon - La Grive 38080 Saint Alban de Roche	99.76%	-
Carborundum Belgium SA Boulevard de la Plaine, 5 B-1050 Bruxelles	100.00%	100.00%
Carborundum Deutschland GmbH Kappeler Strasse 105 Postfach 160162 40564 Dusseldorf	99.90%	99.90%
Carborundum Italia SRL Via Volonterio, 19 I-21047 Saronno (VA)	99.85%	99.80%
The Carborundum Company Ltd Mill Lane Rainford WA11 8LP ST Helens	99.85%	99.79%
Orient Cerlane Ltd 402, Kailash Tower, Behind STC Colony, Andheri, Mumbai 400069	58.87%	-
Carborundum Australia Ltd 326 Settlement Road PO Box 7 Thomastown, 3074 Victoria	100.00%	100.00%
Carborundum do Brasil Ltda Av. Independencia, 7031 13280-000 Vinhedo	92.52%	89.36%
C.I.T. Carborundum de Venezuela C.A. Zona Industrial El Tigre, Centro Comercial El Ferrol - Gaplon 06 Guacara - Edo Carabobo Venezuela	92.52%	89.36%

NOTE 26 - SUMMARY OF DIFFERENCES BETWEEN FRENCH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The Ceramic Fiber Business consolidated financial statements are prepared in accordance with French generally accepted accounting principles (“French GAAP”), which differ in certain material respects from accounting principles generally accepted in the United States (“U.S. GAAP”).

The principal differences between French GAAP and U.S. GAAP are presented below together with explanations of certain adjustments that affect consolidated net income and total shareholders’ equity. The reconciliation is prepared in accordance with Item 17 of Form 20-F.

Reconciliation of Combined Statements of Income (in thousands of U.S. Dollars)	Notes	Years ended December 31,
		1999	1998
Net income per French GAAP		2,239	2,597
U.S. GAAP adjustments:
Business combinations	(a)	(91)	-
Compensation costs under stock-based plans	(b)	(127)	(145)
Pensions	(c)	18	226
Net U.S. GAAP adjustments		(200)	81

Minority interests effect of U.S. GAAP adjustments		38	-
Deferred income tax effect on differences	(g)	15	(68)

Net income under U.S. GAAP		2,092	2,610
Other comprehensive income, net of tax	(f)
Translation adjustment		(4,667)	817
Unrealized holding gain/(losses)	(e)	7	-
Minimum pension liability adjustment	(d)	(56)	(88)
Comprehensive income under U.S. GAAP		(2,624)	3,339

Reconciliation of Combined Equity (in thousands of U.S. Dollars)	Notes	As of December 31,
		1999	1998
Equity per French GAAP		51,455	46,045
U.S. GAAP adjustments:
Business combinations	(a)	(53)	-
Pensions	(c)	2,042	2,024
Minimum pension liability	(d)	(144)	(88)
Investment securities	(e)	7	-
Deferred income tax effect on differences	(g)	(571)	(586)
Net U.S. GAAP adjustments		1,281	1,350
Equity per U.S. GAAP		52,736	47,395

A summary of the principal differences disclosures applicable to the Ceramic Fiber Business are set out below:

(a)   Business combinations

Both French GAAP and U.S. GAAP require purchase consideration to be allocated to the tangible and intangible assets acquired and liabilities assumed at their fair value on the date of acquisition, with the difference between the consideration and the fair value of the identifiable net assets recorded as goodwill.

Under French GAAP, inventories are recorded at cost at the date of acquisition. Under U.S. GAAP, inventories are recorded at their estimated selling prices less costs of disposal and a reasonable profit allowance for the selling effort of the acquiring corporation.

(b)   Compensation cost under stock-based plans

Saint-Gobain grants shares at a 20% discount from the market price to its employees (which include the employees of the Ceramic Fiber Business) pursuant to a share purchase plan. Under French GAAP, accounting for the discounts is not addressed and, accordingly, these discounts are not reflected in the French GAAP consolidated statements of income.

Under U.S. GAAP, Accounting Principles Board Opinion No. 25 requires compensation cost to be recognized for the difference between the exercise price of the stock options granted and the quoted market price of the stock at the date of grant or measurement date. Under U.S. GAAP, the discount between the fair market value of a share and the exercise price is considered compensation to employees. For certain qualified share purchase plans discounts of up to 15% are permitted without requiring a compensation charge. When the discount is in excess of 15%, the entire discount is considered compensation cost. Under U.S. GAAP, compensation cost related to the share purchase plan is recorded as a credit to additional paid in capital and a charge to expense over the period benefited.

Upon acquisition of the Ceramic Fiber Business by Unifrax, the Group savings plan of Compagnie de Saint-Gobain will no longer be available to the Ceramic Fiber Business’ employees.

(c)   Pensions

As described in Note 12, the majority of the Ceramic Fiber Business pension benefits are provided for its employees in France, Germany, and the United Kingdom (“U.K.”). In addition, retirement indemnities are provided for employees in France. Pension benefits provided for other overseas participants are, in general, either government-provided or defined contribution.

The Group has primarily used the methods and assumptions for pension accounting prescribed by Statement of Financial Accounting Standard No. 87 (“SFAS 87”), except in the U.K. For pension benefits provided in the U.K., the Company has elected to follow the rules of the U.K. accounting standard, SSAP 24, whereby pension plan surpluses may not be recognized on the balance sheet and the discount rate is often based on long-term funding assumptions. Under U.S. GAAP, such surplus would be recognized and the discount rate would be based on the rate for which the obligations could effectively be settled as of the measurement date. In addition, because the Ceramic Fiber Business is one of a group of companies under common control, the prepaid pension asset recorded with respect to the U.K. under U.S. GAAP is based on a valuation prepared using a set of global assumptions (which were used for all of the Saint-Gobain Group companies). These assumptions and the resulting valuation could differ from the results that would be obtained if a valuation was prepared using assumptions that are specific to the unit of the business in the U.K. which is being sold. The SSAP 24 valuation has been prepared using assumptions which are specific to the unit of the business in the U.K. which is being sold.

(d)   Minimum pension liability

Under French GAAP, there is no requirement to record the minimum pension liability. Under U.S. GAAP, when the accumulated benefit obligation (“ABO”), which is equal to the benefit obligation ignoring the effect of future salary increases, is greater than the fair value of plan assets, a Company is required to recognize a liability in its balance sheet at least equal to the amount of the shortfall. Where the actual liability recognized in the balance sheet is less than this shortfall, a Company is required to recognize an additional minimum pension liability. An equal amount shall be recognized as an intangible asset, provided that the asset recognized shall not exceed the amount of unrecognized prior service cost. If an additional minimum pension liability required to be recognized exceeds unrecognized prior service cost, the excess shall be reported as a separate component of equity, net of tax.

(e)   Investment securities

Under French GAAP, if the fair value of trading investments is less than the cost, the unrealized loss is included in earnings. If the fair value exceeds the cost, the unrealized gains are not recorded.

Under U.S. GAAP, investments in debt and equity securities are classified into three categories: (1) held-to-maturity (debt securities), (2) available-for-sale and (3) trading investments and all presented as either current or non-current in the financial statements. Held-to-maturity securities are stated at amortized cost. Available-for-sale and trading investments are stated at fair value. Adjustments to the fair value of the available-for-sale investments are included in other comprehensive income. Adjustments to the fair value of trading investments are included in the statement of income.

(f)   Comprehensive income

Under French GAAP, there is no requirement to disclose comprehensive income. Under U.S. GAAP, comprehensive income includes net income, translation adjustments, minimum pension liability adjustments and unrealized gains and losses on available-for-sale investments in debt and equity securities.

(g)   Deferred income taxes

U.S. GAAP requires that the financial statements reflect the future tax consequences of events that have been recognized in an enterprise’s financial statements or tax returns. The future tax consequences of differences between the tax bases of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the assets or liabilities are recovered or settled, respectively, are recognized in the financial statements as deferred tax liabilities or assets. Certain events do not have future tax consequences (e.g. non-deductible expenses or tax-exempt income) and, therefore, do not give rise to temporary differences.

(h)   Non-operating costs

Certain items classified as non-operating costs and the push-down of goodwill and regular goodwill amortization expense under French GAAP are classified as operating expenses under U.S. GAAP.

Recently issued accounting standards

France

In 1999, the Comite de la Reglementation Complable (the French committee for establishing accounting regulations) issued Regulation CRC 99-02, which established new accounting and reporting standards for entities preparing consolidated financial statements. This Regulation is effective for fiscal years beginning after December 31, 1999. The Company is presently evaluating the impact of this Regulation on its consolidated financial statements under French GAAP.

United States

In 1998, the Financial Accounting Standards Board issued SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” which establishes accounting and reporting standards for derivative instruments. This statement is effective for fiscal years beginning after June 15, 2000. The Company is presently evaluating the impact of SFAS No. 133 on its operations.

In December 1999, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin No. 101 Revenue Recognition (“SAB 101”). SAB 101 provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. SAB 101 is applicable no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company is presently evaluating the impact of SAB 101 on its operations.

CERAMIC FIBER BUSINESS

                             ASSETS                      Note           June 30, 2000           December 31, 1999
                             ------                      ----
                                                                           Unaudited

Goodwill, net                                              2                    2,305                       2,590
Push-down goodwill, net                                                        14,843                      15,826
Other intangible assets, net                                                    4,260                       4,679
Intangible assets (net)                                                        21,408                      23,095

Property, plant and equipment                                                  57,203                      59,754
Less : accumulated depreciation                                               (32,768)                    (32,809)
Property, plant and equipment                                                  24,435                      26,945

Marketable securities                                      3                    1,158                         920
Deposits and other                                                                341                         220

--------------------------------------------------------        ----------------------  --------------------------
Non-current assets                                                             47,342                      51,180
--------------------------------------------------------        ----------------------  --------------------------

Inventories, net                                                                9,456                       9,645
Trade accounts receivable, net                                                 19,110                      20,543
Other accounts receivable                                                       2,216                       3,573
Short-term loans receivable                                                     1,865                       1,409
Marketable securities                                      3                      311                         287
Cash and cash equivalents                                                       2,022                       1,279
Deferred tax asset                                         5                      391                         562

--------------------------------------------------------        ----------------------  --------------------------
Current assets                                                                 35,371                      37,298
--------------------------------------------------------        ----------------------  --------------------------

--------------------------------------------------------        ----------------------  --------------------------
Total assets                                                                   82,713                      88,478
--------------------------------------------------------        ----------------------  --------------------------

                                                                --------------------------------------------------
                                                                        (in thousands of US dollars)
                                                                --------------------------------------------------
              LIABILITIES AND EQUITY                                  June 30, 2000           December 31, 1999
              ----------------------
                                                                         Unaudited
Retained earnings and net income for the period                                56,901                      55,305
Cumulative translation adjustments                                             (6,169)                     (3,850)

--------------------------------------------------------        ----------------------  --------------------------
Equity                                                                         50,732                      51,455
--------------------------------------------------------        ----------------------  --------------------------

Minority interests                                                              1,115                       1,359
Pensions and other post-retirement benefits                4                    1,064                       1,162
Deferred tax liability                                     5                    2,477                       2,658
Other liabilities                                                                 301                         269
Long-term debt                                                                  2,846                       5,540

--------------------------------------------------------        ----------------------  --------------------------
Equity and non-current liabilities                                             58,535                      62,443
--------------------------------------------------------        ----------------------  --------------------------

Trade accounts payable                                                          7,560                       8,759
Other payables and accrued expenses                                             7,312                       7,950
Current portion of long-term debt                                               2,629                         167
Short-term debt and bank overdrafts                                             6,677                       9,159

--------------------------------------------------------        ----------------------  --------------------------
Current liabilities                                                            24,178                      26,035
--------------------------------------------------------        ----------------------  --------------------------
--------------------------------------------------------        ----------------------  --------------------------

--------------------------------------------------------        ----------------------  --------------------------
Total liabilities and shareholders' equity                                     82,713                      88,478
--------------------------------------------------------        ----------------------  --------------------------

The accompanying footnotes are an integral part of these unaudited combined financial statements.

CERAMIC FIBER BUSINESS

COMBINED STATEMENTS OF INCOME FOR THE SIX MONTH PERIOD ENDED JUNE 30,

                                                                                             --------------------------------------
                                                                                                 (in thousands of US dollars)
                                                                                             --------------------------------------
                                                                                                    2000               1999
                                                                                                 Unaudited           Unaudited
------------------------------------------------------------------------------------------   ------------------- ------------------
Net sales                                                                                                38,575             37,522
------------------------------------------------------------------------------------------   ------------------- ------------------

-----------------------------------------------------------------------------------------    ------------------- ------------------
Cost of sales                                                                                           (27,359)           (26,548)
------------------------------------------------------------------------------------------   ------------------- ------------------

------------------------------------------------------------------------------------------   ------------------- ------------------
Gross margin                                                                                             11,216             10,974
------------------------------------------------------------------------------------------   ------------------- ------------------

Selling, general and administrative expenses including research and royalties                            (6,649)            (6,919)
Other operating costs                                                                                    (1,017)              (844)

------------------------------------------------------------------------------------------   ------------------- ------------------
Operating income                                                                                          3,550              3,211
------------------------------------------------------------------------------------------   ------------------- ------------------

Interest and other financial charges, net                                                                   (13)              (340)
Non-operating costs                                                                                         (18)              (576)

------------------------------------------------------------------------------------------   ------------------- ------------------
Income before profit on sale of non-current assets and taxes                                              3,519              2,295
------------------------------------------------------------------------------------------   ------------------- ------------------

Profit (loss) on sale of non-current assets, net                                                              1                 14
-------------------------------------------------------------------------------------------  ------------------- ------------------
Net income before tax and amortization of push-down goodwill                                              3,520              2,309
------------------------------------------------------------------------------------------   ------------------- ------------------

Provision for income taxes                                                                               (1,382)              (844)
Amortization of goodwill except push-down goodwill                                                          (37)               (40)
Minority interests                                                                                         (198)              (114)

------------------------------------------------------------------------------------------   ------------------- ------------------
Net income before amortization of push-down goodwill                                                      1,903              1,311
------------------------------------------------------------------------------------------   ------------------- ------------------

Amortization of push-down goodwill                                                                         (210)              (238)

------------------------------------------------------------------------------------------   ------------------- ------------------
Net income                                                                                                1,693              1,073
------------------------------------------------------------------------------------------   ------------------- ------------------

The accompanying footnotes are an integral part of these unaudited combined financial statements.

CERAMIC FIBER BUSINESS

COMBINED STATEMENTS OF CASH FLOWS FOR THE SIX-MONTH ENDED JUNE 30,

                                                                                     ----------------------------------------
                                                                                             (in thousands of US dollars)
                                                                                     ----------------------------------------

                                                                                           2000                 1999
                                                                                         Unaudited           Unaudited

  ---------------------------------------------------------------------------------  -----------------  -------------------
  Net income                                                                               1,693                  1,073
  ---------------------------------------------------------------------------------  -----------------  -------------------
  Adjustments to reconcile net income to net cash provided by operating activities:
  ---------------------------------------------------------------------------------  -----------------  -------------------
  ---------------------------------------------------------------------------------  -----------------  -------------------
       Minority interests                                                                    198                    115
  ---------------------------------------------------------------------------------  -----------------  -------------------
  ---------------------------------------------------------------------------------  -----------------  -------------------
       Depreciation and amortization                                                       2,593                  2,900
  ---------------------------------------------------------------------------------  -----------------  -------------------
  ---------------------------------------------------------------------------------  -----------------  -------------------
       Deferred income taxes                                                                  29                   (167)
  ---------------------------------------------------------------------------------  -----------------  -------------------
  ---------------------------------------------------------------------------------  -----------------  -------------------
       Gains (loss) on sale of non-current assets                                             (1)                   (14)
  ---------------------------------------------------------------------------------  -----------------  -------------------

  Changes in operating assets and liabilities:
       Change in inventories                                                                (302)                  (369)
  ---------------------------------------------------------------------------------  -----------------  -------------------
  ---------------------------------------------------------------------------------  -----------------  -------------------
       Change in trade accounts receivable and other accounts receivable                   1,363                 (1,414)
  ---------------------------------------------------------------------------------  -----------------  -------------------
  ---------------------------------------------------------------------------------  -----------------  -------------------
       Change in trade accounts payable, other payables and accrued expenses              (1,874)                  (187)
  ---------------------------------------------------------------------------------  -----------------  -------------------
  ---------------------------------------------------------------------------------  --------------------------------------
       Change in income taxes payable                                                        350                     30
  ---------------------------------------------------------------------------------  --------------------------------------
  ---------------------------------------------------------------------------------  --------------------------------------
       Change in other operating assets and liabilities                                      (94)                     2
  ---------------------------------------------------------------------------------  -----------------  -------------------

  ---------------------------------------------------------------------------------  -----------------  -------------------
  Net cash provided by operating activities                                                3,955                  1,969
  ---------------------------------------------------------------------------------  -----------------  -------------------
  ---------------------------------------------------------------------------------  -----------------  -------------------

  Purchases of property, plant and equipment and intangible assets                          (618)                (1,449)
  ---------------------------------------------------------------------------------  -----------------  -------------------
  ---------------------------------------------------------------------------------  -----------------  -------------------
  Acquisitions of businesses, net of cash acquired                                             0                 (4,078)
  ---------------------------------------------------------------------------------  -----------------  -------------------

  Proceeds on disposals of property, plant and equipment and intangible assets                 3                     11
  ---------------------------------------------------------------------------------  -----------------  -------------------
  ---------------------------------------------------------------------------------  -----------------  -------------------
  Increase (decrease) in marketable securities                                              (263)                  (894)
  ---------------------------------------------------------------------------------  -----------------  -------------------
  ---------------------------------------------------------------------------------  -----------------  -------------------
  Other, net                                                                                 (22)                  (480)
  ---------------------------------------------------------------------------------  -----------------  -------------------

  ---------------------------------------------------------------------------------  -----------------  -------------------
  Net cash used in investing activities                                                     (900)                (6,890)
  ---------------------------------------------------------------------------------  -----------------  -------------------

  Funding by SEPR                                                                              0                  7,715
  ---------------------------------------------------------------------------------  -----------------  --------------------
  ---------------------------------------------------------------------------------  -----------------  --------------------
  Dividends paid by Orient Cerlane Ltd                                                       388                      0
  --------------------------------------------------------------------------------- -----------------  ---------------------
  --------------------------------------------------------------------------------- -----------------  ---------------------
  Short term loan receivable                                                                (456)                  (404)
  --------------------------------------------------------------------------------- -----------------  ---------------------
  --------------------------------------------------------------------------------- -----------------  ---------------------
  Proceeds on (repayments of) short-term debt and bank overdrafts, net                    (2,793)                (3,801)
  --------------------------------------------------------------------------------- -----------------  ---------------------
  --------------------------------------------------------------------------------- -----------------  ---------------------
  Repayments of issuance of long-term debt                                                   (32)                   (56)
  ---------------------------------------------------------------------------------  -----------------  ---------------------

  ---------------------------------------------------------------------------------  -----------------  ---------------------
  ---------------------------------------------------------------------------------  -----------------  ---------------------
  Net cash provided by (used in) financing activities                                     (2,893)                 3,454
  ---------------------------------------------------------------------------------  -----------------  ---------------------

  ---------------------------------------------------------------------------------  -----------------  ---------------------
  Net effect of exchange rate changes on cash and cash equivalents                           581                  1,801
  ---------------------------------------------------------------------------------  -----------------  ---------------------

  ---------------------------------------------------------------------------------  -----------------  ---------------------
  Increase (decrease) in cash and cash equivalents                                           743                    334
  ---------------------------------------------------------------------------------  -----------------  ---------------------

  ---------------------------------------------------------------------------------  -----------------  ---------------------
  Cash and cash equivalents, beginning of period                                           1,279                  1,900
  ---------------------------------------------------------------------------------  -----------------  ---------------------
  ---------------------------------------------------------------------------------  -----------------  ---------------------
  Cash and cash equivalents, end of period                                                 2,022                  2,234
  ---------------------------------------------------------------------------------  -----------------  ---------------------

      Cash paid during the period for:
         - Interest (net of capitalized interest)                                             (4)                    36
         - Income taxes                                                                     (406)                  (386)
  ------------------------------------------------------------------------------------------------------------------------------

The accompanying footnotes are an integral part of these unaudited combined financial statements.

CERAMIC FIBER BUSINESS

COMBINED STATEMENTS OF CHANGES IN EQUITY

                                                          -------------------------------------------------------------
                                                                             (in thousands of US dollars)
                                                          -------------------------------------------------------------
                                                          -------------------------------------------------------------
                                                          Parent investment           Translation               Equity
                                                          and retained earnings        Adjustment
                                                          -------------------------------------------------------------

--------------------------------------------------------- -------------------------------------------------------------
Balance at December 31, 1999                                   55,305                    (3,850)                51,455
--------------------------------------------------------- -------------------------------------------------------------

--------------------------------------------------------- -------------------------------------------------------------
Net income for the half-year ended June 30, 2000                1,693                                            1,693
--------------------------------------------------------- -------------------------------------------------------------
--------------------------------------------------------- -------------------------------------------------------------
Dividends paid                                                    (97)                                             (97)
--------------------------------------------------------- -------------------------------------------------------------
--------------------------------------------------------- -------------------------------------------------------------
Translation adjustments                                                                  (2,319)                (2,319)
--------------------------------------------------------- -------------------------------------------------------------

--------------------------------------------------------- -------------------------------------------------------------
Balance at June 30, 2000 (Unaudited)                           56,901                    (6,169)                50,732
--------------------------------------------------------- -------------------------------------------------------------

The accompanying footnotes are an integral part of these unaudited combined financial statements.

CERAMIC FIBER BUSINESS
NOTES TO THE COMBINED FINANCIAL STATEMENTS

UNAUDITED

NOTE 1 – ORGANIZATION AND NATURE OF OPERATIONS

The combined financial statements consist of a combination of the results of operations, equity and cash flows of the activity relating to the fiber division included in the following businesses, collectively called the “Ceramic Fiber Business” for each of the six months ended June 30, 1999 and 2000:

  Carborundum France
  The Carborundum Company Limited (United Kingdom)
  Carborundum Deutschland GmbH (Germany)
  Carborundum Australia Pty. Ltd.(Australia)
  Carborundum Do Brazil Ltda. (Brazil)
  CIT de Venezuela, CA
  Carborundum Belgium
  Carborundum Italia (Italy)
  Orient Cerlane Ltd. (India)
  Batistaff SA (France)

These businesses were part of the Industrial Ceramics division of Saint-Gobain, managed by Société Européenne de Produits Réfractaires (“SEPR”). The above businesses consisted of two Sub-divisions: refractories and fibers. SEPR is a wholly-owned subsidiary of Compagnie de Saint-Gobain (“Saint-Gobain”), a société anonyme based in Paris, France.

The Ceramic Fiber Business is engaged in the manufacture, cutting, processing and/or sale of insulating fibers (other than asbestos) operating in a temperature regime of 1000°C or higher. The Ceramic Fiber Business consists of manufacturing facilities, research and development facilities and sales offices. The Ceramic Fiber Business will be sold to Unifrax in accordance with the Stock and Asset Purchase Agreement by and among SEPR, the Carborundum Company Ltd, Carborundum do Brasil Ltda, Carborundum Deutschland GmbH, Carborundum Australia Pty Ltd and Unifrax Corporation, Unifrax Holding Co, Unifrax Australia, NAF Brazil Ltda and Unifrax GmbH.

The accompanying unaudited combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and with instructions to Article 10 of SEC Regulation S-X. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position and results of operations.

It is management’s opinion, however, that all material adjustments (consisting of normal recurring accruals) have been made which are necessary for a fair value financial statement presentation. These financial statements should be read in conjunction with the consolidated financial statements and notes thereto for the year ended December 31, 1999.

NOTE 2 – GOODWILL

In thousands of US dollars            June 30, 2000    December 31, 1999
----------------------------------------------------------------
Net book value at January 1                 2590         275
Acquisitions                                   0        2462
Exchange rate fluctuations and changes
 in the composition of the Company          (233)          6
Amortization for the year                    (52)       (153)

Net book value at end of period             2305        2590

In 1999, the increase in goodwill relates to the acquisition of Batistaff and Orient Cerlane.

NOTE 3 - MARKETABLE SECURITIES

Marketable securities mainly represent open-ended investment funds and unit trusts. They are carried at the lower of cost or market value. The Ceramic Fiber Business has classified all marketable securities that do not qualify as cash equivalents as available-for-sale. The following is a summary of the available-for-sale marketable securities:

In thousands of US dollars                         Net book value    Unrealized gains     Unrealized losses   Fair value
June 30, 2000
------------------------------------------------------------------------------------------------------------------------
Total current available for sale securities              311                    9                   0         320
Total non-current available for sale securities         1158                   20                   0        1178
Available for-sale securities                           1469                   29                   0        1498

In thousands of US dollars                        Net book value     Unrealized gains     Unrealized losses  Fair value
December 31, 1999
-----------------------------------------------------------------------------------------------------------------------
Total current available for sale securities            287                    2                  0                289
Total non-current available for sale securities        920                    9                  0                929
Available for-sale securities                         1207                   11                  0               1218

NOTE 4 - PENSIONS AND POSTRETIREMENT BENEFITS

Pensions and post-retirement benefits

The Saint-Gobain pension obligations and funds include employees from both the fiber and refractory sub-divisions of the Industrial Ceramics division. All calculations made by the actuaries in determining the annual charge and the level of funding are based on the entire plan population for the fiber and ceramic sub-divisions of the Industrial Ceramics division. The financial statements reflect pension expense for the Ceramic Fiber Business as a participant in a multi-employer plan.

The allocation of expense is based on the following:

  The pension cost for direct employees is readily identifiable and has been allocated specifically to the Ceramic Fiber Business.
  In respect of shared employees, the pension cost has been allocated to the Ceramic Fiber Business and to the Refractory Business based on percentages of employees salaries.
  The refractory sub-division has retained obligations for retired employees.

The difference between the pension charge calculated using the assumptions above and that which would arise from an independent actuarial valuation of the plan assets and liabilities that relate to the Ceramic Fiber Business only has not been quantified.

The pension charge is as follows:

In thousands of US dollars     Total June 30, 2000     Total June 30, 1999
--------------------------     -------------------     -------------------
UK                                      174                    253
France                                   51                     25
Germany                                  17                     33
Brazil                                   39                      0
Italy                                    10                      9
--------------------------     -------------------      ------------------
Total                                   291                    320

Post-retirement and post-employment benefits

The obligations for post-retirement and post-employment benefits are determined by actuarial valuations and amounts provided cover the liabilities concerning pensioners and the past service of employees for the fiber and refractory subdivisions of the Industrial Ceramic division.

The allocated charge for the Ceramic Fiber Business for post-retirement and post-employment benefits is as follows:

In thousands of US dollars     Total June 30, 2000      Total June 30, 1999
--------------------------     -------------------      -------------------
France                                    17                      26
India                                      6                      14
--------------------------     -------------------      -------------------
Total                                     23                      40

Pension costs and other related benefits are included in the combined statements of income as follows:

In thousands of US dollars     Total June 30, 2000   Total June 30, 1999
---------------------------    -------------------   -------------------
Cost of sales                           136                    206

Other operating costs                   178                    154
---------------------------    -------------------   --------------------
Total                                   314                    360

NOTE 5 - PROVISION FOR INCOME TAXES

The principal components of the net deferred tax liability are as follows:
In thousands of US dollars                    June 30, 2000    December 31, 1999
--------------------------------------------------------------------------------
Deferred tax assets (current):
Accrued vacation expense                          309                   302
Bad debt provision                                  7                    44
Others accounts payable provisions                 85                   178
Total deferred tax assets (current)               438                   670
--------------------------------------------------------------------------------
Less: Valuation allowance                           0                     0
--------------------------------------------------------------------------------
Deferred tax liabilities (current):
Other                                             (47)                 (108)
Total deferred tax liabilities (current)          (47)                 (108)
--------------------------------------------------------------------------------
Total deferred tax assets (current)               391                   562
--------------------------------------------------------------------------------
Deferred taxes assets (non-current)
Pensions                                          372                   304
Provision for employees profit sharing              0                    27
Other                                               0                    54
--------------------------------------------------------------------------------
Total deferred tax assets (non-current)           372                   385
--------------------------------------------------------------------------------
Less: Valuation allowance                           0                     0

Deferred tax liabilities (non-current):
Accelerated depreciation                        (1795)                (2103)
Fair values of building                          (842)                 (910)
Other non-current deferred tax liabilities       (212)                  (30)
Total deferred tax liabilities (non-current)    (2849)                (3043)
--------------------------------------------------------------------------------
Total deferred tax liabilities (non-current)    (2477)                (2477)

Net deferred tax liability recorded in the balance sheet amounts to 2,086,000 US dollars for the period ended June 30, 2000 and 2,096,000 US dollars for the period ended December 31, 1999 and is analyzed as follows:

In thousands of US dollars               June 30, 2000       December 31, 1999
-----------------------------------      -------------       -----------------
At January 1,                                 (2096)                 (2421)
  Benefit for the year                         (213)                  (170)
  Translation adjustment and other              223                    155

At end of period                              (2086)                 (2096)

Income tax for operations in France, in Germany and in the United Kingdom are payable to Saint-Gobain Group. For operations in other countries income tax is payable to local tax authorities.

The provision for income taxes have been prepared on a combined basis as if the Ceramic Fiber Business had separate tax returns.

The Carborundum France losses to carry forward as at June 30, 2000 have not given rise to a deferred tax asset as they have been used by the Saint-Gobain Group and will not be reimbursed to Carborundum France.

The principal components of the net deferred tax liability are as follows:

In thousands of US dollars              June 30, 2000    December 31, 1999
--------------------------              -------------    -----------------
                                  Asset   Liability      Asset   Liability
                                  -----   ---------      -----   ---------

Australia                           0        (110)          0          0
United Kingdom                      0       (1859)         14      (2089)
France                            505          (4)        601        (21)
Germany                            41        (923)         61       (991)
Brazil                            120           0         235        (50)
India                             144           0         144          0
-------------------------------------------------------------------------
Total                             810       (2896)       1055      (3151)
-------------------------------------------------------------------------

NOTE 6 – RELATED PARTY TRANSACTIONSSignificant transactions and balances between the Ceramic Fiber Business entities and other related parties (such as other Saint-Gobain Group companies, SEPR) as of and for the years ended June 30, 2000 and 1999 included the following:

In thousands of US dollars        June 30, 2000     December 31, 1999
--------------------------        -------------     -----------------
Net sales                             1069                    961

Trade accounts receivable              535                     43

Other accounts receivable              825                    661

Purchases                              444                    176

Trade accounts payable                 383                      9

Other accounts payable                 592                    751

Short-term debt                       5985                    942

Long-term debt                        2389                   5025

Funding by SEPR included in the combined statements of changes in equity represents one-time cash contributions. These cash contributions were made to increase capital for certain businesses incurring losses. The main cash contribution was made in June 1999 for Carborundum France.

NOTE 7 - CONTINGENT LIABILITIES, COMMITMENTS AND PLEDGES

In thousands of US dollars        June 30, 2000    December 31, 1999
----------------------------      -------------    -----------------
Other commitments given                356                     489
Foreign currency operations           2265                    2050

At end of period                      2621                    2539

Foreign currency operations are off balance sheet forward purchase and sales contracts to hedge exchange risk on debtors accounts in the United Kingdom.

NOTE 8 - SEGMENT AND GEOGRAPHIC INFORMATION

The Ceramic Fiber Business’ operations comprise one operating segment, ceramic fibers.

Selected information related to the Group’s operations by geographical area is as follows:

                                                        Other European
In thousands of US dollars              France             countries        Rest of world    Total
--------------------------------------------------------------------------------------------------
Year ended June 30, 2000
Net sales                                 5398                 23662              9515       38575
Other long-lived assets                  11061                 16069              3870       31000

Year ended December 31, 1999
Net sales                                11246                 47969             17462       76677
Other long-lived assets                  10167                 20270              3777       34214

NOTE 9 - SUMMARY OF DIFFERENCES BETWEEN FRENCH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The Ceramic Fiber Business consolidated financial statements are prepared in accordance with French generally accepted accounting principles (“French GAAP”), which differ in certain material respects from accounting principles generally accepted in the United States (“U.S. GAAP”).

The principal differences between French GAAP and U.S. GAAP are presented below together with explanations of certain adjustments that affect consolidated net income and total shareholders’ equity. The reconciliation is prepared in accordance with Item 17 of Form 20-F.

Reconciliation of Combined Statements of Income
(in thousands of U.S. Dollars)                                      Notes          Six-months ended June 30,
                                                                                        2000                  1999
Net income per French GAAP                                                             1,693                 1,073
                                                                              ---------------    ------------------
U.S. GAAP adjustments:
      Business combinations                                          (a)                   -                  (91)
      Compensation costs under stock-based plans                   (b) (i)             (148)                 (130)
      Pensions                                                       (c)                 252                  (25)
                                                                                                 ------------------
                                                                              ---------------
Net U.S. GAAP adjustments                                                                104                 (246)
                                                                              ---------------    ------------------

Minority interests effect on U.S. GAAP adjustments                                         -                    38
Deferred income tax effect on differences                            (g)                (76)                    28
                                                                              ---------------    ------------------

Net income under U.S. GAAP                                                             1,721                   893
Other comprehensive income, net of tax                               (f)
       Translation adjustment                                                        (2,319)               (4,226)
       Unrealized holding gain/(losses)                              (e)                  11                     -
       Minimum pension liability adjustment                          (d)                   7                    10
                                                                              ---------------    ------------------
Comprehensive income under U.S. GAAP                                                   (580)               (3,323)
                                                                              ---------------    ------------------

Reconciliation of Combined Equity
(in thousands of U.S. Dollars)                                    Notes                  As of June 30,
                                                                                        2000                  1999
Equity per French GAAP                                                                50,732                50,604
                                                                              ---------------    ------------------
U.S. GAAP adjustments:
      Business combinations                                          (a)                (53)                  (53)
      Pensions                                                       (c)               2,294                 1,999
      Minimum pension liability                                      (d)               (137)                  (78)
      Investment securities                                          (e)                  18                     -
      Deferred income tax effect on differences                      (g)               (647)                 (559)
                                                                              ---------------    ------------------
Net U.S. GAAP adjustments                                                              1,475                 1,309
                                                                              ---------------    ------------------
Equity per U.S. GAAP                                                                  52,207                51,913
                                                                              ---------------    ------------------

A summary of the principal differences disclosures applicable to the Ceramic Fiber Business are set out below:

(a) Business combinations

Both French GAAP and U.S. GAAP require purchase consideration to be allocated to the tangible and intangible assets acquired and liabilities assumed at their fair value on the date of acquisition, with the difference between the consideration and the fair value of the identifiable net assets recorded as goodwill.

Under French GAAP, inventories are recorded at cost at the date of acquisition. Under U.S. GAAP, inventories are recorded at their estimated selling prices less costs of disposal and a reasonable profit allowance for the selling effort of the acquiring corporation.

(b) Compensation cost under stock-based plans

Saint-Gobain grants shares at a 20% discount from the market price to its employees (which include the employees of the Ceramic Fiber Business) pursuant to a share purchase plan. Under French GAAP, accounting for the discounts is not addressed and, accordingly, these discounts are not reflected in the French GAAP consolidated statements of income.

Under U.S. GAAP, Accounting Principles Board Opinion No. 25 requires compensation cost to be recognized for the difference between the exercise price of the stock options granted and the quoted market price of the stock at the date of grant or measurement date. Under U.S. GAAP, the discount between the fair market value of a share and the exercise price is considered compensation to employees. For certain qualified share purchase plans discounts of up to 15% are permitted without requiring a compensation charge. When the discount is in excess of 15%, the entire discount is considered compensation cost. Under U.S. GAAP, compensation cost related to the share purchase plan is recorded as a credit to additional paid in capital and a charge to expense over the period benefited.

Upon acquisition of the Ceramic Fiber Business by Unifrax, the Group savings plan of Compagnie de Saint-Gobain will no longer be available to the Ceramic Fiber Business’ employees.

Pensions

As described in Note 12, the majority of the Ceramic Fiber Business pension benefits are provided for its employees in France, Germany, and the United Kingdom (“U.K.”). In addition, retirement indemnities are provided for employees in France. Pension benefits provided for other overseas participants are, in general, either government-provided or defined contribution.

The Group has primarily used the methods and assumptions for pension accounting prescribed by Statement of Financial Accounting Standard No. 87 (“SFAS 87”), except in the U.K. For pension benefits provided in the U.K., the Company has elected to follow the rules of the U.K. accounting standard, SSAP 24, whereby pension plan surpluses may not be recognized on the balance sheet and the discount rate is often based on long-term funding assumptions. Under U.S. GAAP, such surplus would be recognized and the discount rate would be based on the rate for which the obligations could effectively be settled as of the measurement date.

In addition, because the Ceramic Fiber Business is one of a group of companies under common control, the prepaid pension asset recorded with respect to the U.K. under U.S. GAAP is based on a valuation prepared using a set of global assumptions (which were used for all of the Saint-Gobain Group companies). These assumptions and the resulting valuation could differ from the results that would be obtained if a valuation was prepared using assumptions that are specific to the unit of the business in the U.K. which is being sold. The SSAP 24 valuation has been prepared using assumptions which are specific to the unit of the business in the U.K. which is being sold.

(d) Minimum pension liability

Under French GAAP, there is no requirement to record the minimum pension liability. Under U.S. GAAP, when the accumulated benefit obligation (“ABO”), which is equal to the benefit obligation ignoring the effect of future salary increases, is greater than the fair value of plan assets, a Company is required to recognize a liability in its balance sheet at least equal to the amount of the shortfall. Where the actual liability recognized in the balance sheet is less than this shortfall, a Company is required to recognize an additional minimum pension liability. An equal amount shall be recognized as an intangible asset, provided that the asset recognized shall not exceed the amount of unrecognized prior service cost. If an additional minimum pension liability required to be recognized exceeds unrecognized prior service cost, the excess shall be reported as a separate component of equity, net of tax.

(e) Investment securities

Under French GAAP, if the fair value of trading investments is less than the cost, the unrealized loss is included in earnings. If the fair value exceeds the cost, the unrealized gains are not recorded.

Under U.S. GAAP, investments in debt and equity securities are classified into three categories: (1) held-to-maturity (debt securities), (2) available-for-sale and (3) trading investments and all presented as either current or non-current in the financial statements. Held-to-maturity securities are stated at amortized cost. Available-for-sale and trading investments are stated at fair value. Adjustments to the fair value of the available-for-sale investments are included in other comprehensive income. Adjustments to the fair value of trading investments are included in the statement of income.

(f) Comprehensive income

Under French GAAP, there is no requirement to disclose comprehensive income. Under U.S. GAAP, comprehensive income includes net income, translation adjustments, minimum pension liability adjustments and unrealized gains and losses on available-for-sale investments in debt and equity securities.

Deferred income taxes

U.S. GAAP requires that the financial statements reflect the future tax consequences of events that have been recognized in an enterprise’s financial statements or tax returns. The future tax consequences of differences between the tax bases of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the assets or liabilities are recovered or settled, respectively, are recognized in the financial statements as deferred tax liabilities or assets. Certain events do not have future tax consequences (e.g. non-deductible expenses or tax-exempt income) and, therefore, do not give rise to temporary differences.

(h) Non-operating costs

Certain items classified as non-operating costs and the push-down of goodwill and regular goodwill amortization expense under French GAAP are classified as operating expenses under U.S. GAAP.

(i) Subsequent event

The charge of USD 148,000 at June 30, 2000 relates to the number of shares (1,000,000) authorized by the Board of Directors of Compagnie de Saint-Gobain in its meeting held on March 30, 2000 in relation with the 2000 stock-based plans. An additional amount of shares (958,985) was authorized by the Board of Directors meeting held on September 21, 2000. This additional number of shares represents a charge of USD 122,000 relating to the second half of the year.

Recently issued accounting standards

France

In 1999, the Comite de la Reglementation Complable (the French committee for establishing accounting regulations) issued Regulation CRC 99-02, which established new accounting and reporting standards for entities preparing consolidated financial statements. This Regulation is effective for fiscal years beginning after December 31, 1999. The Company is presently evaluating the impact of this Regulation on its consolidated financial statements under French GAAP.

United States

In 1998, the Financial Accounting Standards Board issued SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” which establishes accounting and reporting standards for derivative instruments. This statement is effective for fiscal years beginning after June 15, 2000. The Company is presently evaluating the impact of SFAS No. 133 on its operations.

In December 1999, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin (SAB) No. 101, “Revenue Recognition in Financial Statements,” which summarises certain of the SEC staff views in applying generally accepted accounting principles to revenue recognition in financial statements. This accounting bulletin is effective for the fourth quarter for all fiscal years beginning after December 15, 1999. The Company is at present evaluating the impact of SAB 101 on its operations.

                                                        Unifrax Corporation
                                                Pro Forma Balance Sheet (Unaudited)
                                                           June 30, 2000
                                                   (In thousands of U.S. dollars)

                                                                                                   Pro Forma
                                                                                    -----------------------------------------
                                                                         SEPR
                                                      Unifrax       Ceramic Fiber      Acquisition
                                                    Corporation        Business        Adjustments             Combined
                                                 ----------------------------------------------------------------------------

Assets
Current assets:

    Cash and cash equivalents                                   $0            $2,022          $(1,540) a          $482
     Marketable securities                                       0               311                0              311
     Accounts receivable - trade                            14,735            19,110              825  b        34,670
     Accounts receivable - affiliates                            0               825             (825) b             0
     Accounts receivable - SEPR                                  0                 0            6,852  c         6,852
     Loans receivable                                            0             1,865                0            1,865
     Inventories                                             9,335             9,456              900  d        19,691
     Deferred income taxes                                   2,705               391             (342) e         2,754
     Prepaid expenses and other current assets                 370             1,391                0            1,761
                                                 ----------------------------------------------------------------------
Total current assets                                        27,145            35,371            5,870           68,386

Property, plant and equipment                               35,256            24,435           14,834  f        74,525
Deferred income taxes                                       17,143                 0           (5,222) e        11,921
Marketable securities                                            0             1,176                0            1,176
Goodwill                                                         0            17,095          (17,095) g             0
Financing costs, net                                         2,307                 0            1,535  h         3,842
Deferred charges and other intangibles                           0             4,260             (638) i         3,622
Other assets                                                    69               341                0              410
                                                 ----------------------------------------------------------------------
Total assets                                               $81,920           $82,678            $(716)        $163,882
                                                 ======================================================================

Liabilities and Shareholders' Equity
Current liabilities:
     Short-term debt and bank overdrafts                        $0            $6,677          $(6,677) j            $0
     Current portion of long-term debt                       1,750             2,629              371  j         4,750
     Accounts payable - trade                                2,528             7,560               93  b        10,181
     Accounts payable - affiliates                               0                93              (93) b             0
     Accrued expenses                                        8,260             7,219                0           15,479
     Deferred income taxes                                       0                 0                0                0
                                                 ----------------------------------------------------------------------
Total current liabilities                                   12,538            24,178           (6,306)          30,410

Long-term debt                                              99,200             2,846           36,204  j       138,250
Minority interest                                                0             1,115                0            1,115
Pension and other post-retirement benefits                   3,413            (1,093)           1,093  k         3,413
Deferred income taxes                                            0             3,124                0            3,124
Other long-term liabilities                                    164               301                0              465
                                                 ---------------------------------------------------------------------
Total liabilities                                          115,315            30,471           30,991          176,777

Shareholders' equity:
     Preferred stock (par)                                       0                 0                0                0
     Common stock (par)                                          0                 0                0                0
     Paid-in surplus                                        42,520                 0           20,500  l        63,020
     Retained earnings                                     (75,280)           58,376          (58,376) m       (75,280)
     Accumulated other comprehensive income                   (635)           (6,169)           6,169  m          (635)
                                                 ----------------------------------------------------------------------
                                                 ----------------------------------------------------------------------
Total shareholders' equity                                 (33,395)           52,207          (31,707)         (12,895)
                                                 ----------------------------------------------------------------------
Total liabilities and shareholders' equity                 $81,920           $82,678            $(716)        $163,882
                                                 ======================================================================

See accompanying notes.

Unifrax Corporation
Notes to Pro Forma Balance Sheet (Unaudited)
June 30, 2000
(In thousands of U.S. dollars)

a.	The Stock and Asset Purchase Agreement allows for SEPR to declare and pay dividends at Closing subject to maintaining certain required cash balances.
b.	Reflects the reclassification of accounts receivable from, and accounts payable to, former affiliates of the Ceramic Fiber Business.
c.	The Stock and Asset Purchase Agreement requires SEPR to fund certain pre-acquisition liabilities.
d.	Reflects the adjustment of inventory to estimated fair market value.
e.	Reflects the adjustments to deferred income taxes resulting from the acquisition and the related adjustments to the assets and liabilities.
f.	Reflects the adjustment of property, plant and equipment for purchase accounting.
g.	Reflects the elimination of historical goodwill.
h.	Reflects fees associated with financing the acquisition.
i.	Reflects the elimination of deferred charges with limited or no future benefit.
j.	Reflects the elimination of debt not assumed in the acquisition and the issuance of new debt to finance the acquisition.
k.	Reflects the adjustment of pension and other post-retirement benefits to estimated current value.
l.	Reflects the issuance of preferred stock to Holdings in support of Holdings' obligation to Seller.
m.	Reflects the elimination of historical equity of the acquired company.
                                                        Unifrax Corporation
                                             Pro Forma Statement of Income (Unaudited)
                                                For the Year Ended December 31, 1999
                                                   (In thousands of U.S. dollars)

                                                                                                           Pro Forma
                                                                                            -----------------------------------------
                                                                                 SEPR
                                                              Unifrax       Ceramic Fiber      Acquisition
                                                            Corporation        Business        Adjustments             Combined
                                                         ----------------------------------------------------------------------------

Net sales                                                          $85,089           $76,677          $(1,120i              $160,646

Cost of goods sold                                                  42,765            54,399           (1,328ii               95,836
                                                         ----------------------------------------------------------------------------
Gross profit                                                        42,324            22,278              208                 64,810

Selling, general and administrative                                 22,972            16,884           (1,068iii              38,788
                                                         ----------------------------------------------------------------------------
Operating income                                                    19,352             5,394            1,276                 26,022

Other (income) expense
     Interest expense                                               11,335               746            3,609iv               15,690
     Royalty income, net of related expenses                          (350)                0              350v                     0
     Minority interest                                                   0               268                0                    268
     Other                                                             601               133                0                    734
                                                         ----------------------------------------------------------------------------
                                                                    11,586             1,147            3,959                 16,692
                                                         ----------------------------------------------------------------------------
Income before income taxes                                           7,766             4,247           (2,683)                 9,330

Income tax expense (benefit)                                         2,792             2,155           (1,020vi                3,927
                                                         ----------------------------------------------------------------------------
Net income                                                          $4,974            $2,092          $(1,663)                $5,403
                                                         ============================================================================

i	Reflects the elimination of historical sales to the Ceramic Fiber Business by Unifrax.

ii	Reflects the following:
	Adjustment to depreciation expense for the revised post-acquisition accounting for property, plant and equipment	$ (362)
	Elimination of historical cost of goods sold on sales by Unifrax to the Ceramic Fiber Business	(616)
	Elimination of historical royalty payments to Unifrax	(350)
		$ (1,328)

iii	Reflects the following:
	Decreased amortization of pre-acquisition goodwill and deferred charges	$ (1,580)
	Amortization of deferred financing costs	512
		$ (1,068)

iv	Reflects the interest expense on the pro forma acquisition debt instruments as follows:
	Senior bank facilities	$ 3,690
	Saint-Gobain note	665
	Elimination of historical interest expense	(746)
		$ 3,609

v	Reflects the elimination of historical royalty income received by Unifrax from the Ceramic Fiber Business.

vi	Reflects the income tax effects of the pro forma adjustments.

                                                        Unifrax Corporation
                                             Pro Forma Statement of Income (Unaudited)
                                               For the Six Months Ended June 30, 2000
                                                   (In thousands of U.S. dollars)

                                                                                                           Pro Forma
                                                                                            -----------------------------------------
                                                                                 SEPR
                                                              Unifrax       Ceramic Fiber      Acquisition
                                                            Corporation        Business        Adjustments             Combined
                                                         ----------------------------------------------------------------------------

Net sales                                                          $46,776           $38,575            $(334i               $85,017

Cost of goods sold                                                  22,319            27,107             (408ii               49,018
                                                         ----------------------------------------------------------------------------
Gross profit                                                        24,457            11,468               74                 35,999

Selling, general and administrative                                 12,776             8,079             (643iii              20,212
                                                         ----------------------------------------------------------------------------
Operating income                                                    11,681             3,389              717                 15,787

Other (income) expense
     Interest expense                                                5,340               266            1,912iv                7,518
     Royalty income, net of related expenses                          (175)                0              175v                     0
     Minority interest                                                   0               198                0                    198
     Other                                                             207              (254)               0                    (47)
                                                         ----------------------------------------------------------------------------
                                                                     5,372               210            2,087                  7,669
                                                         ----------------------------------------------------------------------------
Income before income taxes                                           6,309             3,179           (1,370)                 8,118

Income tax expense (benefit)                                         2,202             1,458             (521vi                3,139
                                                         ----------------------------------------------------------------------------
Net income                                                          $4,107            $1,721            $(849)                $4,979
                                                         ============================================================================

i	Reflects the elimination of historical sales to the Ceramic Fiber Business by Unifrax.

ii	Reflects the following:
	Adjustment to depreciation expense for the revised post-acquisition accounting for property, plant and equipment	$ (49)
	Elimination of historical cost of goods sold on sales by Unifrax to the Ceramic Fiber Business	(184)
	Elimination of historical royalty payments to Unifrax	(175)
		$ (408)

iii	Reflects the following:
	Decreased amortization of pre-acquisition goodwill and deferred charges	$ (899)
	Amortization of deferred financing costs	256
		$ (643)

iv	Reflects the interest expense on the pro forma acquisition debt instruments as follows:
	Senior bank facilities	$ 1,845
	Saint-Gobain note	333
	Elimination of historical interest expense	(266)
		$ 1,912

v	Reflects the elimination of historical royalty income received by Unifrax from the Ceramic Fiber Business.

vi	Reflects the income tax effects of the pro forma adjustments.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIFRAX CORPORATION (Registrant)
Date: November 13, 2000	By:/s/ Mark D. Roos Mark D. Roos, Vice President and Chief Financial Officer